333-00767
                                                                          497(e)

AMERINDO FUNDS INC.                                           399 Park Avenue
Amerindo Technology Fund                                      New York, NY 10022
Class A; Class D                                              1-888-TECH FUND



Supplement dated December 8, 1999 to the Prospectus dated September 20, 1999.

            Effective immediately, the redemption fee for shares held less than one year has been reduced from 3.00% to 2.00%. This change is effective for shares purchased on or after December 8, 1999.

            Effective immediately, the Adviser has contractually agreed to waive fees and reimburse expenses of up to .50%, thereby limiting the net total annual fund operating expenses to 2.25%.

            In connection with these changes, the following Prospectus revisions are made:

o In the FEE TABLE (pg. 4), the line items Redemption Fee, Fee Waiver/Expense Reimbursement, and Net Total Annual Fund Operating Expenses will now read as follows:

                                                                      Class A      Class D
                                                                      -------      -------
      Redemption Fee for shares held less than 1 year ................ 2.00%        2.00%
      (as a percent of amount redeemed, if applicable)

      Fee Waiver/Expense Reimbursement................................ 0.50%        0.50%

      Net Total Annual Fund Operating Expenses........................ 2.25%        2.25%


o In the section entitled Redemption Fee (pg. 12), the redemption fee is changed from 3.00% to 2.00% in the sixth sentence of the first paragraph.


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